Air Pollution Emissions Control Chemical Technologies Water Treatment Solutions Investor ©2019 NEXIEN BIOPHARMA INC. All rights reserved. Presentation March 2019 Nasdaq: FTEK

Safe Harbor NOTE REGARDING FORWARD-LOOKING STATEMENTS   This presentation contains “forward-looking statements” as defined in Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect Fuel Tech’s current expectations regarding future growth, results of operations, cash flows, performance and business prospects, and opportunities, as well as assumptions made by, and information currently available to, our management. Fuel Tech has tried to identify forward-looking statements by using words such as “anticipate,” “believe,” “plan,” “expect,” “estimate,” “intend,” “will,” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on information currently available to Fuel Tech and are subject to various risks, uncertainties, and other factors, including, but not limited to, those discussed in Fuel Tech’s Annual Report on Form 10-K in Item 1A under the caption “Risk Factors,” and subsequent filings under the Securities Exchange Act of 1934, as amended, which could cause Fuel Tech’s actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Fuel Tech undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including those detailed in Fuel Tech’s filings with the Securities and Exchange Commission. 2

Business Overview
Emissions Control and Water Treatment Solutions

Percentage of 2018 Revenues

Air Pollution Control (APC)

Robust suite of low cap-ex NO_X and Particulate Control solutions that reduce emissions from 30% to 85%

Capital project sale, typically fixed-price, with turn-key capabilities

Typical customers: fossil fuel-fired utilities and industrial boilers

Global presence and brand; 1,000+ installations

70%

FUEL CHEM® (Chemical Technologies)

TIFI® Targeted In-Furnace Injection™ process promotes boiler efficiency, reliability and environmental status by reducing slag, SO_3, NO_X, ABS, PM2.5, and CO_2

Provides Fuel Flexibility: customers can burn more economical fuel

Annuity-type model with 48-50% gross margin

30%

Dissolved Gas Infusion Technology: *Est. 2018*

Exclusive license agreement with NanO2 LLC

Innovative alternative to current water aeration technologies

Micro- and nano-bubbles optimize environmental remediation, aerobic digestion, and biological treatment


NEW

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Investment Highlights 2018: Returned to operating profitability after completing 25% three-year initiatives that reduced corporate costs and Increase in revenue improved efficiencies 2018 vs. 2017 2019: Suspension of poorly performing China operations 11% underway; expect to eliminate annual operating losses that totaled $1.9 M in 2018 with minimal revenue impact Decline in SG&A 2018 vs. 2017 Infrastructure now in place to support global operating profitability and positive cash flow generation $4.9 M Net cash provided by APC business segment is rapidly diversifying beyond coal; operating activities 60% of 2018 APC revenues generated by natural gas at 12/31/18 projects FUEL CHEM® allows coal-fired generators to burn lower $18.1 M quality fuel more cleanly and efficiently Cash & equivalents at 12/31/18 New vertical: Dissolved Gas Technology for Water Treatment $0 Debt Strong Balance Sheet, with no debt 4

Finance Overview Higher Revenues, Improved Cost Structure Drive Return to Profitability $ in MMs Total Revenue SG&A Operating (Loss) Income (1) $55.2 $56.5 $45.2 $25.6 $20.9 $0.1 $18.6 2016 2017 2018 $(7.1) 2016 2017 2018 2016 2017 2018 $(14.6) (1) From continuing operations Select Financial Metrics 12/31/18 $0.75 $1.41 $26.1 M $0.66 Cash Per Share Book Value NOLs at Deferred Tax Assets, Per Share 12/31/18 Fully Reserved Excludes China NOLs 5

Innovative Technology, Engineering and Design 3-D Visualization Creates Custom Solutions Proprietary Software with Strong IP Protection; Patented Technology Provides an intuitive interaction between the Models and Design Engineers Computational Fluid Dynamics (CFD) Model Customized for each boiler; 800+ models created Chemical Kinetics Code Predicts chemical reactions along a specific particle path Injection Modeling Tuned to a variety of Fuel Tech injector solutions Cold Flow Modeling Highly accurate physical models that replicate gas flows, injection patterns etc. Technologies to enable clean efficient energy TM 128 patents 68 patents 32 Cutting Edge worldwide pending inventions Solutions 6

Global Footprint Solutions Installed in 26 Countries 1,200+ Installations Across Four Continents 30+ Year History of Service and Accountability 7

Products and Services

Diverse, Customizable Portfolio of Low Cap-ex Emissions Control Solutions



ULTRA™ AIG
Static Mixer
GSG™
Stack
Re-Heater
Super Heater
ASCR™ & SCR Services
SNCR NOxOUT HERT™
TIFI
OFA
LNB
Wet FGD
Baghouse
Dry FGD
ESP
Steam Turbine
Air Pre-Heater
Modeling Services

Fuel Tech Technologies

ASCR®: Advanced SCR: Combines LNB, OFA, SNCR, AIG, GSG™ + Catalyst

AIG: Ammonia Injection Grid

GSG™: Graduated Straightening Grid

HERT™: High Energy Reagent Technology™

LNB: Low NO_x Burners

NO_xOUT®: SNCR system using high momentum injectors

OFA: Over-Fire Air

ULTRA®: Safe Ammonia Generation System

SCR: Selective Catalytic Reduction

SNCR: Selective Non-Catalytic Reduction

SCR Services: Services which include: optimizing process design, catalyst selection, and improving the overall performance of SCR

Static Mixer: Equipment used to mix temperature, velocity, and NO_x to optimize SCR performance ahead of the

TIFI® Targeted In-Furnace Injection™: Chemical injection programs used to target slag control, SO_3 mitigation, and fuel flexibility

ESP: Electrostatic precipitator for PM control

Wet FGD: Scrubber to maximize SO_2 removal using Flue Gas De-Sulfurization (FGD)

Dry FGD: Scrubber to remove SO_2 with less water than Wet FGD

Blue Chip Client Base U T I L I T Y I N D U S T R Y G L O B A L 9

Geographies and End Markets FTEK Solution Geography End Market Deployments/MW U.S. China ROW Utility Industrial SNCR 570+ / 51,300 57% 29% 14% 68% 32% FUEL CHEM® 110+ / 21,900 84% 16% 67% 33% ULTRA® 77% 17% 6% 87% 13% 250+ / 27,700 Combustion Modifications 110+ / 16,400 89% 9% 2% 74% 26% SCR, ASCR, Catalyst Management Services 81% 13% 6% 68% 32% 150+ / 63,200 10

Air Pollution Control Segment Overview and U.S. Market Drivers APC Revenues Pursuing global sales pipeline of ~ $100 M covering ($ in MMs) entire technology suite $38.4 Capitalizing on the flexibility of our solutions portfolio as the fuel mix remains in favor of natural gas $27.8 Lingering regulatory uncertainty despite “coal- $10.6 friendly” posture of new administration with $9.5 Affordable Clean Energy Rule proposal from EPA Domestic Drivers 2017 2018 Q4 Q4 2017 2018 ULTRA and SCRs for industrial applications (gas-fired turbines) and SNCR for units requiring APC Gross Profit / Margin compliance with latest round of CSAPR ($ in MMs) Focus on Boiler MACT and maintenance drivers for $11.0 ESP upgrades $9.3 $3.8 Watching development of data center market and $3.2 are encouraged by the opportunity for future work 34% 29% 40% December 2017: First-ever client in data center 30% power market Q4 Q4 September 2018: follow-on order for 12 additional units 2017 2018 2017 2018 11

Air Pollution Control Segment Representative Solutions and Results ULTRA ® Systems SCR Systems NOx 60-80% 60-80% Combustion Modifications/ ® NOx- OUT Over-fire Air (OFA) SNCR NOx NOx 75% 30-50% 25-40% Befor After e 12

The U.S. is Moving Beyond Coal… Primary Source of Electricity Generation 2001 2017 32 states use coal as their primary source 18 states use coal as their primary source of electricity generation of electricity generation 7 states use natural gas as their primary 16 states use natural gas as their primary source of electricity generation source of electricity generation Source: The New York Times, January 28, 2019 13

…and so is Fuel Tech Revenue by Fuel Source Our flexible, adaptable APC solutions reflect the changing domestic fuel source landscape 2016 2017 2018 Coal Natural Gas Other 14

Air Pollution Control Segment International Market Drivers Europe Opportunities driven by: EU Industrial Emissions Directive (effective Jan. 2016) Covers 28 European Union member states Installed Advanced SNCR systems on 7 units to date BREF (Best Available Reference Technology) guidelines were issued in August 2017 with a compliance timeline through 2020; further reduce target NOx emissions from current levels and include regulation of mercury for the first time Leveraging strategic relationships: Spain, Turkey, Poland, Czech Republic India Licensed SNCR Technology to India’s ISGEC Heavy Engineering Ltd. (June ‘16) India government has adopted a phased-in compliance program due to cost constraints, targeting particulate matter first, with SO2 and NOx to follow thereafter Demand for urea to ammonia conversion should grow, similar to China Following opportunities to sell our low capital cost FGC technology as a viable solution to reduce particulate emissions vs. high capital cost bag house or ESP rebuild projects Other Southeast Asia: Despite suspending our local APC presence in China, we anticipate business opportunities in China and regionally, based on relationships with multi-national partners that require technology solutions to be delivered in these areas Mexico and South Africa: developing geographies for our solutions portfolio that could offer benefit in the future 15

FUEL CHEM® Segment In the US, this technology is used primarily to support the FUEL CHEM® Revenues ($ in MMs) cost reduction efforts of coal-fired utility power plant owners looking to use lower cost fuel to remain competitive $18.1 New unit added incremental quarterly revenue in $17.4 Q3 and Q4 2018 at historic gross margin of ~ 50% $5.3 $3.9 In Europe, we offer technology to operators of biomass and MSW units to combat slagging and fouling issues Q4 Q4 Two demonstrations in progress and performing well 2017 2018 2017 2018 In Q3 21018, new commercial account for RECOVERY FUEL CHEM® Gross Profit / Margin ® CHEM technology via our licensee Amazon Papyrus ($ in MMs) FUEL CHEM provides plants with the flexibility to burn $8.7 $9.0 lower cost fuels while adhering to strict emissions control $2.7 mandates $1.8 51% 50% 50% 47% Powder Illinois Appalachian Biomass River Basin Basin 2017 2017 Q4 Q4 2017 2018 16

TIFI® Program Treatment Benefits Hard Slag Formation Controlled ® Before TIFI After TIFI® Tenacious Lighter Fewer pores Softer Hard, dense Easier to crumble Amorphous Benefitting a Biomass Boiler WITHOUT WITH TIFI® Higher DP and flue TIFI® No more outages for gas temperature slag removal Unscheduled, DP controlled high-cost boiler Increased production outages in order to (power) capacity remove slag Lower maintenance costs 17

FUEL CHEM® Segment TIFI® Targeted In-Furnace Injection™ Programs Mitigate SO3 Punta Prieta / La Paz, Mexico By targeting the problem areas of a furnace instead 6 Hours Later Before TIFI program of targeting the fuel, the performance and cost Before TIFI program effectiveness of TIFI® programs are significantly improved. TIFI® Targeted In-Furnace Injection™ Improve Fuel Flexibility Reduce Slagging and Fouling Heat Rate Improvements CO2 Reduction SO3 Mitigation LPA (Large Particle Ash) Air Heater Pressure Drop ABS (Ammonium Bisulfate) SCR Catalyst Life Extension 18

Evolving Business Model and Strategy Advantages Exclusive license for North America and other territories for the non-medical use of NanO2’s micro-nanobubble dissolved gas technology Lower Superior Aeration / Reduce Operating Costs Oxygen Transfer Contaminants Applicable for the delivery of any treatment gas into a liquid via a carrier stream NanO2 utilizes proprietary nozzle Standard Aeration Efficiency technology to deliver supersaturated oxygen Comparison solutions and other gas-water combinations Targeting water and wastewater industries, including remediation, treatment, biological activity and wastewater odor management Initially focus on these markets: Pulp and Paper, Oil and Gas, Utility, Steel and Cement Strategic fit to FTEK’s existing technology 19 base and established sales channels

Highly Efficient Aeration Process for Wastewater Management

A slipstream of raw or pre-treated water is fed into and through the Nan02 pressure vessel, where a concentrated gas is driven into the liquid according to Henry's Law

The gas-liquid solution is then discharged from tl pressure vessel into the larger body of water to b treated using proprietary injection technology.

Capable of delivering a solution with dissolved O content up to 40x that of conventional aeration

System benefits:

Operating costs up to **50% lower** than conventional aeration

Modular, compact, scalable systems for rapid deployment

System can maximize and control dissolved oxygen levels

Treating **10% of wastewater volume** can provid **100% treatment**

Nozzles accessible at edge of basin or lagoon for maintenance and safety

Bubble Size Comparison, diameter


Bubble Size Comparison, diameter
Nanobubbles
Microbubbles
Fine
Medium
Coarse
0.01µm (10 nm)
0.1µm (100 nm)
1µm (1,000 nm)
1,000 µm
3,000 µm
10,000 µm
Average DGI Bubble



System Components

- Infusion pressure vessel
- Oxygen generator or cylinders for testing / demo and small systems
- Pre-filtration system
- Control panel
- Custom DGI nozzles

15 gpm system shown

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Q4 2018 Operating Performance $ in MMs, unaudited Total Revenue SG&A Operating Income (1) $15.8 $4.9 $4.8 $0.9 $13.4 18% 2% $0.5 $0.4 M Q4 2017 Q4 2018 Q4 2017 Q4 2018 Q4 2017 Q4 2018 (1) from continuing operations Adjusted EBITDA “ In Q4 2018, revenues rose at our APC and FUEL CHEM® segments, SG&A declined on a $1.2 quarterly comparative basis for the fourth $0.6 M consecutive quarter, and we generated $0.6 operating income of $0.9 million. ” - Vince Arnone, Chairman, President & CEO Q4 2017 Q4 2018 21

Quarterly Operating Performance Last 5 Quarters (in MMs, except per share data) Q4 Q2 Q1 Q4 2018 Q3 2018 2018 2017 2018 Total Revenues $15.8 $16.1 $11.8 $12.8 $ 13.4 Gross Profit $5.9 $5.4 $3.7 $5.0 $5.6 Gross Margin % 37.3% 33.7% 31.4% 39.3% 42.0% SG&A $4.8 $4.1 $4.7 $4.9 $4.9 Net Income (Loss) from $0.9 $1.1 $(1.7) $(0.2) $1.0 (1) Continuing Ops Net Income (Loss) Per Diluted Share $0.04 $0.04 $(0.07) $(0.01) $ 0.04 from Continuing Ops (1) Results for Q4 2017 were revised to include an income tax benefit of $0.6 million reflecting a deferred tax liability associated with the historical goodwill of FUEL CHEM. 22

EBITDA and Adjusted EBITDA $ in thousands, unaudited Three Months Twelve Months Ended December 31, Ended December 31, 2,018 2,017 2,018 2,017 Net income (loss) $ 896 $ (672) $ (28) $ (10,449) Interest income (3) (2) (6) (10) Income tax (benefit) expense 31 (570) 33 (580) Depreciation expense 152 237 654 1,312 Amortization expense 35 30 193 492 EBITDA 1,111 (977) 846 (9,235) Intangible assets abandonment and building impairment — — 317 2,965 Intangible assets impairment (discontinued operations) — 1,354 57 1,354 Stock compensation expense 98 182 233 1,389 ADJUSTED EBITDA $ 1,209 $ 559 $ 1,453 $ (3,527) To supplement the Company's consolidated financial statements presented in accordance with generally accepted accounting principles in the United States (GAAP), the Company has provided an Adjusted EBITDA disclosure as a measure of financial performance. Adjusted EBITDA is defined as net income (loss) before interest expense, income tax expense (benefit), depreciation expense, amortization expense, stock compensation expense, and building impairment. The Company's reference to these non-GAAP measures should be considered in addition to results prepared in accordance with GAAP standards, but are not a substitute for, or superior to, GAAP results. Adjusted EBITDA is provided to enhance investors' overall understanding of the Company's current financial performance and ability to generate cash flow, which we believe is a meaningful measure for our investor and analyst communities. In many cases non-GAAP financial measures are utilized by these individuals to evaluate Company performance and ultimately determine a reasonable valuation for our common stock. A reconciliation of Adjusted EBITDA to the nearest GAAP measure of net income (loss) has been included in the above financial table. 23

Summary Continue global APC business First annual operating profit development for traditional end since 2013 markets At FUEL CHEM focus on Generated $4.9 M in cash from Increased focus on supplying SCR additional market segments operations and ULTRA solutions for natural and geographies gas turbines in the industrial $0 LTD profile market Continue to evolve business Continue to invest in Target water demonstration in model to address changing and develop promising Q2 2019 energy environment and global technologies trends 24

Thank You Vince Arnone Devin Sullivan Chairman, President and CEO Senior Vice President (630) 845-4500 (212) 836-9608 varnone@ftek.com dsullivan@equityny.com 25